UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

COJAX OIL AND GAS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-257331 (Commission File Number)	46-1892622 (I.R.S. Employer Identification No.)

3033 Wilson Boulevard, Suite E-605 Arlington, Virginia (Address of principal executive offices)	22201 (Zip Code)

Registrant’s telephone number, including area code: (703) 216-8606

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 9, 2022, the Board of directors of CoJax Oil and Gas Corporation (the “Company”) determined that the Company’s previously issued financial statements included in the annual report on form 10-K for the year ended 2020 (the “2020 Annual Report”) and in subsequent Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021, June 30, 2021, and September 30, 2021 (the “Quarterly Reports”) should not be relied upon. In the Annual Report and the subsequent Quarterly Reports, we accounted for our November 17, 2020 acquisition (the “Acquisition”) of Barrister Energy, LLC (“Barrister”) as a business combination and reported the properties acquired at the fair value of purchase consideration, including the common shares issued and debt assumed. After further analysis and discussions, we concluded that due to the number of shares being issued to Barrister, the Acquisition should be accounted for as an "acquisition under common control" as defined by ASC 805-50-30. Under this guidance, the assets and liabilities acquired are recorded at the carrying value of Barrister.  As a result, the carrying value of our oil and gas properties will decrease from $10,000,000 to $2,700,000. Our stockholders' equity will also decrease by the same amount. There will be no effect on our net loss.

The Board discussed with the Company’s independent accountant the matters disclosed in this Report on Form 8-K pursuant to this item 4.02.

The Company will complete the restatements and will file the amended Annual Report and the subsequent Quarterly Report, followed by Annual Report on Form 10-K for the year ended December 31, 2021, with the corrected audited financial statements.

Although the Company cannot yet estimate when it will complete the restatements and file the amended Annual Report and Quarterly Reports, the Company is working diligently and expeditiously toward the completion of the restatements and intends to file the amended 2020 Annual Report and Quarterly Reports and the Annual report for the year ended December 31, 2021, as soon as reasonably practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2022

	By:	/s/ Jeffrey J. Guzy
	Name:	Jeffrey J. Guzy
	Title:	Chief Executive Officer